Exhibit 99.1

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Case Name: Interstate Bakeries
Corporation & All  Subsidiaries                                                               Case No:  04-45814-jwv-11

                                      Consolidated Monthly Operating Report Summary
                                    For The Four Weeks Ended and as of April 30, 2005
                                    -------------------------------------------------

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REVENUE
-------
Gross Income                                                                                                 $   264,988,539
Less Cost of Goods Sold                                                                                          126,959,986
                  Ingredients, Packaging & Outside Purchasing                   $    63,804,571
                  Direct & Indirect Labor                                            48,958,796
                  Overhead & Production Administration                               14,196,619
Gross Profit                                                                                                     138,028,553
                                                                                                               --------------

OPERATING EXPENSES
Owner - Draws/Salaries
                                                                                              -
Selling & Delivery Employee Salaries                                                 63,245,502
Advertising and Marketing                                                             2,317,118
Insurance (Property, Casualty, & Medical)                                            14,401,372
Payroll Taxes                                                                         5,536,057
Lease and Rent                                                                        4,584,304
Telephone and Utilities                                                               1,411,032
Corporate Expense (Including Salaries)                                                7,500,000
Other Expenses                                                                       29,850,041
Total Operating Expenses                                                                                         128,845,425
                                                                                                               --------------
                  EBITDA                                                                                           9,183,128
Restructuring & Reorganization Charges                                               35,727,966  (i)
Depreciation and Amortization                                                         6,861,508
Other Income
                                                                                        (27,514)
Gain/Loss Sale of Prop                                                                 (239,941)
Interest Expense                                                                      3,358,604
Operating Income (Loss)                                                                                          (36,497,495)
Income Tax Expense (Benefit)                                                        (12,377,456)
                                                                                                             -----------------
Net Income (Loss)                                                                                            $   (24,120,039)
                                                                                                             =================


CURRENT ASSETS
                  Accounts Receivable at end of period                                                       $   179,966,144
                  Increase (Decrease) in Accounts Receivable for period                                           11,920,871
                  Inventory at end of period                                                                      72,420,090
                  Increase (Decrease) in Inventory for period                                                     (1,182,690)
                  Cash at end of period                                                                          121,593,424
                  Increase (Decrease) in Cash for period
                                                                                                                   3,459,469

LIABILITIES
                  Increase (Decrease) Liabilities Not Subject to Compromise                                       10,700,215
                  Increase (Decrease) Liabilities  Subject to Compromise
                                                                                                                     265,319
                  Taxes payable:
                       Federal Payroll Taxes                                    $    14,292,767
                       State/Local Payroll Taxes                                      2,785,780
                       State Sales Taxes
                                                                                        749,871
                       Real Estate and
                           Personal Property Taxes                                   14,163,540
                      Other (see attached supplemental schedule)                      6,203,237
                       Total Taxes Payable                                                                        38,195,195

See attached supplemental schedule for footnoted information.


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IBC
Other Taxes Payable - Supplemental Schedule for period ended
April 30, 2005


             Description                                          Amount
             -----------                                          ------

        Use Tax                                               $    1,513,171
        Accr. Franchise Tax                                        2,191,582
        Other Taxes                                                2,498,484

        Total Other Taxes Payable                             $    6,203,237
                                                              ===============

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(i)  Reorganization and Restructuring expenses for the period include professional fees incurred of approximately $3,861,000 and restructuring charges related to the Northeast Profit Center - $12,532,000, the Mid-Atlantic Profit Center - $11,182,000, and the Florida Profit Center - $6,343,000.
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           EXPLANATORY NOTES TO THE INTERSTATE BAKERIES CORPORATION
                     CONSOLIDATED MONTHLY OPERATING REPORT
                          DATED AS OF APRIL 30, 2005


1. This consolidated Monthly Operating Report (MOR), reflecting results for the four-week period ended April 30, 2005 and balances of and period changes in certain of the Company's accounts as of April 30, 2005, is preliminary, unaudited and subject to material change prior to the filing of the Company's fiscal 2004 Annual Report on Form 10-K and the fiscal 2005 quarterly Form 10-Qs with the Securities and Exchange Commission
     (SEC). This MOR is being provided to the Bankruptcy Court and the U.S. Trustee pursuant to requirements under Local Rule 2015-2 C.

2. This MOR is not audited and will not be subject to audit or review by our external auditors on a stand-alone basis at any time in the future. This MOR does not reflect normal quarterly adjustments that are generally recorded upon review of major accounts prior to the end of each quarterly SEC filing period. In addition, items included in these results for the period ended April 30, 2005 may relate to earlier periods or quarters. These items may be reflected in different quarters when the Company files its fiscal 2004 Form 10-K and its fiscal 2005 first, second and third quarter Form 10-Qs.

3. This MOR is not prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) with regard to the following items (which list is not purported to be inclusive of every reason for non-GAAP compliance of this report):

     a. The Company has not completed the process of reconciling and identifying its pre and post-petition liabilities and those liabilities that will be subject to compromise. As such, liabilities classified as subject to compromise may change materially in future reports.

     b. This MOR does not reflect non-cash asset valuation charges that may be required under GAAP due to financial circumstances leading to our bankruptcy filing on September 22, 2004. We anticipate material impairment to our goodwill and we may also be required to reflect significant impairment charges related to our intangibles, namely trademarks and trade names, as well as to our income tax assets, property, plant and equipment and other operating assets.

     c. This MOR does not include certain financial statements and explanatory footnotes, including disclosures required under GAAP.

     d. This MOR is presented in a format providing information required under local rule and incorporating measurements used for internal operating purposes, rather than a GAAP-based SEC reporting format.

     e. Certain items related to results presented herein are under research and may impact results presented in future monthly reports. This MOR, as presented, may not be revised or corrected for such future changes/adjustments. In addition, as described above, the MOR does not reflect normal quarterly adjustments.